FOR GROWTH OF CAPITAL



Delaware DelCap Fund


(various photos demonstrating services and guidance, professional management and goals)


service and guidance

professional management

goals


1999
Annual
Report



DELAWARE(SM)
INVESTMENTS
-----------------------
Philadelphia [ ] London

A TRADITION OF SOUND INVESTING

commitment

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions--including some of America's largest pension funds--reach their financial goals.

   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.

   Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.

   Delaware Investments manages approximately $45 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


A Commitment
To Our Investors


(photo of computer keyboard)

(photo of illustration
from Growth of Capital
Brochure)


Delaware DelCap Fund Objective

To seek long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

Table of Contents

LETTER TO SHAREHOLDERS                                       Page           1
PORTFOLIO MANAGER'S REVIEW                                   Page           3
PERFORMANCE                                                  Page          11
STATEMENT OF NET ASSETS                                      Page          12
FINANCIAL HIGHLIGHTS                                         Page          15

growth of
capital

tradition

October 7, 1999


                                                                      for growth
                                                                      of capital

                                                                         1

Dear Shareholder:


STOCK MARKET RETURNS DURING THE PAST year have varied as much as night and day.

   Last summer brought stormy weather to the markets as overseas economic concerns spread turbulent conditions in the U.S. stock market. Brighter days followed, however, as the Federal Reserve lowered interest rates three times during the autumn of 1998, setting the stage for a dramatic October comeback for U.S. stocks.

   Since December 1998, economic activity in the United States has barreled along ahead of consensus expectations. In addition, a healthy U.S. economy helped support global economic recovery, especially in emerging markets regions such as Asia and Latin America.

   The main short-term rate controlled by the Federal Reserve Board, the Federal funds target rate on overnight loans between banks, stood at 4.75 percent for the last six months ended June 30, 1999. The Federal Reserve, however, tightened rates on June 30, at a meeting of the Federal Open Market Committee. The Fed raised its target rate a quarter of a percentage point to 5.00%, citing inflationary concerns. U.S. equity indexes hit new records even after the Fed raised interest rates for the first time since March 1997.

   On August 24th, the Federal Reserve again raised interest rates by a quarter of a percentage point, the second increase in less than two months, saying the action should help avert inflation while allowing the nation's long economic expansion to continue. The Dow Jones Industrial Average reacted favorably to the interest rate increase, reaching an all-time high of 11,326 on August 25, 1999 (Source: Bloomberg).

   Despite a generally strong 1999, the U.S. stock market suffered in the third quarter, as the S&P 500 Index lost 6.3% and the Dow Jones Industrials dropped 5.4%,



ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                          12 Months Ended
                                                        September 30, 1999
--------------------------------------------------------------------------------
Delaware DelCap Fund Class A                                  +38.64%
Russell Mid-Cap Growth Index                                  +37.82%
Lipper Mid-Cap Fund Average (394 funds)                       +32.86%
--------------------------------------------------------------------------------
All performance quoted above assumes reinvestment of distributions. Delaware DelCap Fund and Lipper Mid-Cap Fund Average results are at net asset value. Performance for other Fund classes will vary and can be found on page 11. Past performance does not guarantee future results. The Lipper Mid-Cap Fund Average includes mid cap mutual funds tracked by Lipper Analytical. The unmanaged Russell Mid-Cap Growth Index is a measure of mid capitalization company stocks that exhibit growth characteristics as defined by Frank Russell Company. You cannot invest directly in an index.

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    2

while the Nasdaq managed a slight 2.3% gain (Source: Bloomberg). Adding to the downturn was a report from the National Association of Purchasing Management. This report stated that the nation's manufacturing sector grew more than expected in September and that prices of raw materials climbed to their highest level since May 1995. These reports were enough to raise fears of inflation and another interest rate hike by the Federal Reserve.

   Delaware DelCap Fund provided a healthy total return of +38.64% (for Class A shares with distributions reinvested at net asset value) for the year ended September 30, 1999. It outperformed its primary benchmark, the Russell Mid-Cap Growth Index, and also its peer group, the Lipper Mid-Cap Fund Average. The dedication of the Fund's management team to consistent investment disciplines generated strong results for your Fund during a year rife with market volatility.

   We were successful because the Fund focused on mid-sized companies that were, in our view, well-managed and displayed above average sales and earnings growth. Your Fund is built on stringent stock selection and in-depth fundamental research.

   We thank you for being a Delaware DelCap Fund shareholder. We continue to believe a strong commitment to sound investing can help multiply the assets in your portfolio.

Sincerely,

/s/ Wayne A. Stork
------------------
WAYNE A. STORK
Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes
-------------------
DAVID K. DOWNES
President and Chief Executive Officer
Delaware Investments Family of Funds


discipline


DELAWARE DELCAP FUND'S CLASS A SHARES PROVIDED A HEALTHY TOTAL RETURN OF +38.64% FOR THE YEAR. IT OUTPERFORMED ITS PRIMARY BENCHMARK AND ALSO ITS PEER GROUP.

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                                                                      of capital

Portfolio Manager's Review

OVERVIEW
STOCKS WERE AT THEIR LOWEST POINT OF 1998, on October 8, just as we began our fiscal year. Then we saw the market rebound as three Federal Reserve interest rate cuts sent many investments bouncing back from the financial losses suffered in the summer of 1998.

   Since that date, the stock market has recovered in dramatic fashion. The Dow Jones Industrial Average closed above both the 10,000 and 11,000 marks for the first time in the spring of 1999. It is important to recognize that many individual stocks did not share in the superior gains reported for the major indexes. The success of these indexes was driven by stocks of some very large, successful companies. Medium-size and smaller stocks, for the most part, remained on the sidelines.

   Despite the difficulties experienced by medium-size stocks, Delaware DelCap Fund performed very well, generating an annual return of +38.64% for the one-year period (Class A Shares at net asset value). Our strategic focus on bottom-up stock selection allowed your Fund to outperform its unmanaged benchmark, the Russell Mid-Cap Growth Index.

STRATEGIC POSITIONING
DelCap Fund is diversified across a wide range of sectors including technology, retail, finance and healthcare, among several others. We believe diversification is essential in managing the risks related to medium-size companies.

   Historically, medium-sized companies have been more expensive than large companies on a relative basis (Source: Bloomberg). Currently, the opposite is true. Right now, large company stocks are generally much more costly, based on their price to earnings ratios. The price to earnings ratio measures how much investors are willing to pay for a company's earning potential.

   When selecting stocks, we look for companies with solid earnings track records and attractive growth potential. We research each stock from the bottom-up, evaluating each company by meeting with its executives, customers, competitors and industry experts. We believe these interviews offer critical insight about the company that we might not find in financial statements or historical stock prices alone.


WE REMAIN CONVINCED THAT OVER THE LONG TERM, MID-CAPITALIZATION SIZE COMPANIES OFFER INVESTORS SUBSTANTIAL OPPORTUNITIES FOR CAPITAL APPRECIATION.

overview


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   4

   After selecting and purchasing a stock, we maintain a relationship with the company, enabling us to stay on top of changes in the company's operating environment as they become evident.

   Our six-member research team is organized so that each team member has primary responsibility for specific sectors. We believe our team approach is a successful way to uncover attractive stocks for your portfolio.

CONSUMER STOCKS
Many of our consumer stock selections performed well in fiscal 1999 as consumer confidence soared. Our positions included a combination of retailers, food processors and consumer service companies.

   Although the nation's wage increases have begun to outpace inflation for the first time in many years, many consumers remain value-conscious (Source:
Bloomberg). Reflecting this trend, one of our largest holdings was Kohl's Corporation, representing 2.54% of the Fund's total assets. This company operates a chain of family-oriented, specialty department stores that feature moderately priced apparel, shoes, accessories and housewares targeted to middle income consumers. Kohl's operates primarily in the Midwest and the Mid-Atlantic areas of the United States.

   The company's earnings summary tells the story of its success. It has steadily increased earnings per share by over 20% each quarter since August 1997. It surpassed analysts' earnings expectations six of those ten quarters. Kohl's has also expanded rapidly. It announced the grand opening of 17 new stores on September 22nd. Eleven of these stores will be in the Dallas/Fort Worth market.

   As of October 8, Kohl's will have 257 stores in 24 states, all employing its merchandise presentation of 80% apparel and footwear and 20% merchandise for the home. This winning formula helped to propel Kohl's stock to new highs throughout the summer of 1999.


consumer
   stocks


TOP TEN HOLDINGS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Company                                Industry            Percent of Net Assets
--------------------------------------------------------------------------------
1. Clear Channel Communications        Radio, TV Station
                                       Operator                     5.0
2. Network Appliance                   Technology                   4.8
3. Legato Systems                      Technology                   4.5
4. PMC-Sierra                          Electronic Equipment         4.3
5. Gemstar International               Consumer Products            4.1
6. Citrix Systems                      Technology                   3.5
7. Xilinx                              Electronic Equipment         3.4
8. Bed, Bath & Beyond                  Home Furnishing Retail       3.2
9. Omnicom Group                       Advertising Agencies         2.9
10. Veritas Software                   Technology                   2.7
--------------------------------------------------------------------------------
Total                                                              38.4


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                                                                           5

   Although retail and consumer stocks have been volatile the last few years, companies with strong fundamentals and excellent management teams have delivered double digit returns in a strong domestic economy. We believe this trend will continue.

   Outback Steak House, Inc., an international and domestic restaurant chain, was another standout performer in this sector over the course of your Fund's fiscal year.

   This Tampa-based company, whose restaurants are replete with boomerangs and surfboards, now operates 540 of these Australian-themed restaurants, making Outback one of the largest casual-dining steak house chains in the world. The company also owns 65 Carrabba's Italian Grills that offer pizza, pasta and other specialties cooked in an exhibition kitchen.

   Outback's earnings outlook appears favorable in our view. The company has provided double digit earnings increases since September 1997. We also like the restaurant chain's geographic diversification and strong management. It was one or your Fund's top holdings, representing nearly 2.0% of Delaware DelCap Fund's total assets.

FINANCIAL SERVICES
Financial services stocks suffered over the course of fiscal 1999, with first a declining and then a rising interest rate environment. Our best performing stock in this category was CIT Group, Inc, which we have since sold.

   CIT Group's founder, Henry Ittelson, was famous for his mantra: "Credit, the commodity in which we deal, is ever in demand." This New York-based commercial and consumer finance firm meets the demand for credit across the wide spectrum of public and private need. This includes vacationers financing recreational vehicles to captains of industry seeking leasing arrangements for multi-million dollar manufacturing equipment. We originally bought this stock early in your Fund's financial
   services


PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
                                    September 30, 1999       September 30, 1998
--------------------------------------------------------------------------------
Beta                                       1.08                    1.15
Cash Position                              4.1%                    9.3%
Median Market Capitalization           $4.9 billion           $2.4 billion
Median Price-to-Earnings Ratio            27.7x                   26.8x
Number of Stocks                            49                      56
Portfolio Turnover                       114.0%                  115.0%

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    6

fiscal year and benefited from its stock price appreciation.

   In recent decades, ownership of conservatively managed CIT Group has passed through several corporate hands, including Chase Manhattan, Dai-Ichi and RCA. In the spring of 1999, CIT acquired Newcourt Credit, a company we felt did not mesh with CIT's corporate culture. We eventually sold the stock, which subsequently declined.

   Countrywide Credit Industries originates, purchases, sells and services mortgage loans and unfortunately did not fare as well as CIT Group this past year.

   The Pasadena, California firm is the nation's largest independent residential mortgage lending firm and renowned for its highly automated system for managing a portfolio of approximately 1.5 million loan files. After launching an active advertising campaign in 1997, Countrywide increased loan volume in 1998-99 as personal bankruptcies hit record levels. The company moved into the sub-prime loan market through its Full Spectrum lending subsidiary.

   The company seemed to overextend itself with its purchase of Balboa Life and Casualty Group. From August 1998 to August 1999, earnings per share increases per quarter began to decrease. The stock price reacted accordingly (Source:
Bloomberg). As with most of our stocks, once we saw quarterly earnings sliding and a sharp decrease in the stock price, we sold the stock in search of better performing opportunities in this sector.

HEALTH CARE
Performance in the health care industry has been disappointing, prompting us to keep our holdings in this area low, compared to the Russell Mid-Cap Growth Index. Government reforms in the health care arena have hurt profits in the service side of the industry, that is, hospital and hospital management companies, an area in which we had invested. Some companies, however, have managed to fare well in this environment, typically those in the device and pharmaceutical sub-sector of health care.

   Although we have sold HealthSouth Corporation, it did perform well for your Fund this year. The company provides outpatient surgery and rehabilitative healthcare services, operating a network of inpatient and outpatient rehabilitation facilities such as surgery centers, diagnostic centers and occupational health centers. Quarterly earnings were disappointing in March 1999, when they were flat from the previous quarter. Earnings then declined for June 1999. On September 10, HealthSouth announced its profit margins were shrinking and it would take charges of as much as $300 million this year.

   Despite a strong year, we believed HealthSouth was losing sales volume that would be lost for the foreseeable future. We subsequently sold our position in the stock.


health care

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                                                                          7

   Quorum Health Group, Inc. was another substantial healthcare holding of Delaware DelCap Fund until recently. Quorum owns and operates acute care hospitals and also provides consulting services. Quarterly earnings declined each quarter since December 1998. The company continued to wrestle with slower payments from health-insurers and cuts in payments from Medicare, the government health program for the elderly. We have since sold this stock. Our sell discipline generally demands that if our holdings drop 20% to 30% relative to the market, they must be re-evaluated. We will either increase our weighting in the stock or eliminate the position altogether. The latter was the case with Quorum Health Group.

TECHNOLOGY
Technology stocks performed extremely well for Delaware DelCap Fund during the one-year period ended September 30, 1999. The technology area was our largest concentration of stocks and the best performing sector in your Fund's portfolio. We attribute strong performance in this area to our positions in semiconductor companies like PMC-Sierra and technology-based telecommunications companies such as Gemstar International.

   PMC-Sierra, Inc. designs, develops, markets and supports semiconductor networking solutions. In other words, it makes the silicon brains inside the equipment that runs the Internet. Investors who saw the explosion in demand for these types of chips are profiting in this technology sub-sector.

   The company's products are used in the high-speed transmission and networking systems which are used to restructure the global telecommunications and data communications infrastructure. We believe companies like PMC-Sierra will continue to have higher earnings as companies buy more gear to speed information across networks.

   PMC-Sierra's two biggest customers, internet-equipment maker Cisco Systems and telephone-equipment manufacturer Lucent Technologies, have both seen their sales jump dramatically as companies race to handle rising data traffic. Analysts expect revenue at PMC-Sierra, based in Burnaby, British Columbia, to climb 40% to $355 million next year. We at Delaware DelCap Fund were fortunate to pick up the stock early in its growth.

   We continue to see strong profit margins for leading mid-cap stocks, such as PMC-Sierra, operating in the semiconductor segment of the technology sector. PMC-Sierra also has an excellent management team. This commitment to experience and knowledgeable management is a trait we seek in all of our investments.

   Gemstar International, a pioneer of enhanced TV and manufacturer of the VCR Plus(TM) system, continues to flourish. The company develops, markets and licenses proprietary technologies aimed at making technology user-friendly for consumers.

technology


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    8

Gemstar's product is built into televisions, VCRs and TV/VCR combination units and is licensed to cable and other service providers.

   Consistently strong quarterly earnings explain this company's outperformance. Since September 1997, Gemstar has increased quarterly earnings by at least 15.0% each quarter. This company continues to look attractive as consumer demand for interactive TV and VCR products increases.

   Just as your Fund's fiscal year ended, Gemstar entered into a definitive merger agreement under which TV Guide, Inc. will become a wholly owned subsidiary of Gemstar. We are excited about the prospects of the combined company as well as the fact that interactive television is predicted to generate $20 billion in sales annually by 2004, according to Forrester Research.

OUTLOOK
A Disciplined Team Approach
For the first half of fiscal 2000, we believe the single most important factor affecting Delaware DelCap's results will be our disciplined team continuing to work together toward a common goal. In the coming months, we expect to:

o  Focus on companies that we believe will meet or exceed expected earnings;

o Maintain a stock portfolio of medium-size companies that we believe have a projected average overall earnings growth of 20%;

o Emphasize consumer and technology stocks, while increasing our position in financial stocks as opportunities arise.

We believe our continued focus on a particular industry's earnings prospects and competitive environment can help us distinguish between companies likely to do well over the long term and those that are simply riding the current wave of U.S. prosperity.

THE ECONOMIC ROAD AHEAD
The economy is still growing at a rapid clip. Commodity prices are rising and unemployment is low (Source: Bloomberg). Having now taken back two of last fall's three rates cuts, the Federal Reserve distinctly left open the possibility that it could raise rates a third time this year. It has the opportunity to do so two times (on November 16 and December 21) at meetings of the Federal Open Market Committee.

   But for every signal suggesting that inflation might be lurking just over the horizon, there are others indicating that price increases seem to be under control and that whatever inflationary pressures might be building will dissipate in the coming months. The recent downturn in the stock market, the Dow Jones Industrial Average dropped 4.5% during September 1999, seems to have diminished fears outlook

looking
   ahead

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                                                                      of capital
among Fed officials that the economy is overheating. As a result, the Federal Reserve left interest rates unchanged when its policy committee met on October 5th. Less clear is whether the Fed will feel compelled to nudge rates higher at its meetings in November and December.

   Even if the Fed is idle throughout the fourth quarter of 1999, however, interest rates are on the rise. The yield on the 30-year Treasury bond jumped to 6.13% on September 30 from 5.97% a week earlier. The obvious reason for the move was inflation fears brought about by rising oil and gold prices. We believe that this move to higher rates is a trend reversal and that this wave of higher rates will remain in force for several months.

   In recent weeks, three small banks, Keystone Financial, Regions Financial Corp. and Flagstar Bancorp, all warned of earnings shortfalls owing to higher rates (Source: Bloomberg). We believe this is evidence that the financial services sector will likely continue to suffer because of the rising interest rate environment.

   On the other hand, we look for continued growth from the burgeoning technology and consumer sectors in the fiscal year ahead. In our opinion, despite substantial spending by businesses on technology in recent years, many companies are likely to devote even more assets to upgrade their computer systems for the year 2000 and beyond. Thanks to the strong stock market, even with the recent decline, many consumers have the means and the confidence to shop, and show a willingness to enjoy the fruits of their labor. Over the long haul, we believe these two industry groups are likely to remain the most promising growth areas.

THE COMPELLING CASE FOR
MID-CAP STOCKS
As for the outlook for medium-size stocks, until very recently it's been a situation where large-cap stocks have dominated. In the last few months, however, we have seen small and mid-cap stocks start to make a comeback. As investors become more confident in the U.S. economy's ability to sustain the longest peacetime expansion on record, we believe they will return to the mid-cap market.

   For the last few years investors heavily favored the stocks of large, brand-name companies. Some, however, are now beginning to see the overvaluation in the stock market, especially in the large-cap sector.

   The list of large-cap stocks that have consistently shared in the market's gains is getting narrower and narrower. Investors had a high degree of confidence in the earnings of these companies and focused on them to the exclusion of nearly all other companies. Even with recent declines in large-cap growth stocks, they remain richly priced based on most valuation methods.


mid-cap
   stocks

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   10

   We remain convinced that over the long term, medium-size companies offer investors substantial opportunities for capital appreciation. In addition, we think that Delaware DelCap Fund's performance over this past year demonstrates that our disciplined approach can help us take advantage of those opportunities. Generally, the mid-cap stock universe has companies that tend to be growing faster than large-caps, and yet the valuations are currently cheaper.

   By investing in mid-sized companies, investors can potentially get the best of both worlds, less risk potential than small companies and more reward potential than large companies. Over time, this asset class has produced outstanding total returns with less volatility. From September 30, 1979 to September 30, 1999, the Russell Mid-Cap Growth Index returned 18.53% annually. It outperformed the S&P 500 Index, representing large-cap stocks, which delivered 17.83%. It also handily beat the Russell 2000 Growth Index, which represents small-cap growth stocks and provided a 12.80% annual return (Source:
Bloomberg).

   We believe mid-cap companies are unique because they are nimble enough to target a business niche where they have a clear advantage, but still big enough and generally experienced enough to leverage that advantage. Investors should be aware that small- and mid-cap companies are not as established as large-cap companies. Investing in less established companies typically involves greater risks. We continue to believe the best advantages in mid-cap stocks can be found in quality companies: those that have strong financial foundations, good products and services and a track record of delivering consistent earnings growth.

   For Delaware DelCap Fund, we are cautiously optimistic that the first half of fiscal 2000 will provide a favorable environment. We intend to keep a watchful eye on changes in consumer and producer prices to gauge the potential effects on markets and monetary policy.

   Throughout its history, Delaware DelCap Fund has employed a fundamental approach to investing, emphasizing long-term earnings growth and careful company-by-company analysis. This remains our strategy, one which we believe can continue to provide rewarding results for steadfast investors in the next century.

GERALD S. FREY
Vice President
and Senior Portfolio Manager

October 7, 1999

A Closer Look at Mid-Capitalization Stocks

o Mid-cap companies typically have market capitalizations between $1 and $9 billion. In comparison, small-cap stocks have capitalizations under $1 billion and large-cap stocks have capitalizations of $9 billion and over (Source: Morningstar).
o  There are over 1,100 names that are considered mid-sized companies (Source:
   Bloomberg).
o The average investor may recognize many mid-sized companies. Examples of some popular household mid-cap names include: AutoZone, Barnes & Noble, Dow Jones, H&R Block, Hertz, Knight-Ridder, Liz Claiborne, Pennzoil, Snap-On Tools and Tootsie Roll Industries (Source: Bloomberg).

                                                                      for growth
                                                                      of capital

                                                                          11
Performance Summary


Delaware DelCap Fund's
Long-Term Performance
Growth of a $10,000 investment
October 1, 1989 through September 30, 1999

                                              Oct-89  Sep-90  Sep-91  Sep-92  Sep-93  Sep-94  Sep-95  Sep-96  Sep-97  Sep-98  Sep-99

Russell Mid Cap Growth Index ...............  $10,000 $8,402  12,510 $13,665 $16,429 $16,829 $21,824 $25,388 $32,917 $29,830 $41,111

Delaware DelCap Fund Class A................  $ 9,425 $8,013  11,479 $11,098 $13,962 $14,124 $17,238 $20,873 $23,469 $21,524 $29,840

Chart assumes $10,000 invested on October 1, 1989, a 5.75% maximum front-end sales charge and reinvestment of all distributions. Returns for other classes will differ due to different charges and expenses. Past performance does not guarantee future results. The unmanaged Russell Mid-Cap Growth Index is a measure of mid-capitalization company stocks that exhibit growth characteristics as defined by Frank Russell Company.

DELAWARE DELCAP FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 1999

                                     Lifetime   Ten Years   Five Years  One Year
Class A (Est. 3/27/86)
   Excluding Sales Charge            +20.26%     +12.21%     +16.13%    +38.64%
   Including Sales Charge            +19.73%     +11.55%     +14.77%    +30.66%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge            +15.48%                 +15.36%    +37.67%
   Including Sales Charge            +15.37%                 +15.14%    +32.67%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge            +14.57%                            +37.65%
   Including Sales Charge            +14.57%                            +36.65%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance does not guarantee future results. Class B and C results excluding sales charge assume either contingent sales charges did not apply or the investment was not redeemed.

Class A shares have a 5.75% maximum front-end sales charge and a 0.30% 12b-1 fee.
Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year. Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average annual total returns for the lifetime, ten-year, five-year and one-year periods ended 9/30/99, for Delaware DelCap Fund Institutional Class were +20.44%, +12.45%, +16.50% and +39.08%, respectively. The Institutional Class was initially made available without sales charges only to certain eligible institutional accounts on November 9, 1992; performance prior to that date is based on Class A performance and was adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge.

12 for growth of capital


Financial Statements


DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELAWARE DELCAP FUND
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER          MARKET
                                                              OF SHARES         VALUE
                                                              ---------       ---------
COMMON STOCK - 95.94%
BANKING, FINANCE & INSURANCE - 4.45%
Ambac Financial Group .......................................   363,800       $17,235,025
PaineWebber Group ...........................................   351,500        12,741,875
Toronto Dominion Bank .......................................    62,900         1,226,550
                                                                              -----------
                                                                               31,203,450
                                                                              -----------
CABLE, MEDIA & PUBLISHING - 13.92%
+ AMFM ......................................................   246,800        15,008,525
+ Clear Channel Communications ..............................   439,700        35,121,038
+ Hispanic Broadcasting .....................................   183,100        13,944,209
+*Lamar Advertising .........................................   262,000        12,969,000
* Omnicom Group .............................................   260,300        20,612,506
                                                                              -----------
                                                                               97,655,278
                                                                              -----------
COMPUTERS & TECHNOLOGY - 19.47%
+*Acxiom ....................................................   526,700        10,352,947
+ Citrix Systems ............................................   393,700        24,372,491
+ Digital Insight ...........................................     8,100           121,500
+*Extreme Networks ..........................................   185,800        11,769,269
+ Legato Systems ............................................   728,300        31,749,328
+ Network Appliance .........................................   472,900        33,871,463
+*Security First Technologies ...............................   140,400         5,440,500
+ Veritas Software ..........................................   249,000        18,908,438
                                                                              -----------
                                                                              136,585,936
                                                                              -----------
CONSUMER PRODUCTS - 4.08%
+ Gemstar International .....................................   366,500        28,621,359
                                                                              -----------
                                                                               28,621,359
                                                                              -----------
ELECTRONICS & ELECTRICAL EQUIPMENT - 20.75%
+ Altera ....................................................   398,800        17,285,488
+ Atmel .....................................................   363,800        12,289,619
+ Applied Materials .........................................   145,000        11,260,156
+ E-Tek Dynamics ............................................    82,700         4,489,059
+ Integrated Device Technology ..............................   315,300         5,823,197
+ JDS Uniphase ..............................................    85,900         9,773,809
+ KLA Instruments ...........................................   106,100         6,899,816
+ LAM Research ..............................................   113,500         6,916,406
+ PMC-Sierra ................................................   328,400        30,438,575
  Scientific Atlanta ........................................   330,900        16,400,231
+ Xilinx ....................................................   367,200        24,063,075
                                                                              -----------
                                                                              145,639,431
                                                                             ------------
LEISURE, LODGING & ENTERTAINMENT - 4.57%
+ Brinker International .....................................   227,200         6,162,800
+*Prime Hospitality .........................................   541,500         4,332,000
 *Royal Caribbean Cruises ...................................   285,500        12,847,500
+*SFX Entertainment .........................................   286,900         8,750,450
                                                                            -------------
                                                                               32,092,750
                                                                            -------------

------------
Top 10 holdings, representing 38.4% of net assets are in boldface.

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER          MARKET
                                                              OF SHARES         VALUE
                                                              ---------       ---------
COMMON STOCK (CONTINUED)
MISCELLANEOUS - 0.72%
+ Waters .................................................      82,500        $4,996,406
                                                                              ----------
                                                                               4,996,406
                                                                              ----------
RETAIL - 17.20%
+ Bed Bath & Beyond ......................................     651,200        22,771,650
+ Best Buy ...............................................      64,100         3,978,206
  Dollar General .........................................     124,600         3,847,025
+ Foodmaker ..............................................     593,700        14,805,394
* Intimate Brands ........................................     305,865        11,909,618
+ Kohl's .................................................     269,000        17,787,625
+*Outback Steakhouse .....................................     536,700        13,669,078
+*Papa John's International ..............................     355,900        14,636,388
+ Staples ................................................     470,257        10,257,481
+ Toys R Us ..............................................     467,600         7,014,000
                                                                           -------------
                                                                             120,676,465
                                                                           -------------
TELECOMMUNICATIONS - 9.34%
* American Tower .........................................     793,300        15,518,931
+*CIENA ..................................................     405,700        14,795,372
+*EchoStar Communications ................................     140,400        12,754,463
+*Global Crossing ........................................     359,321         9,510,778
+*Nextlink Communications ................................     250,400        12,981,675
                                                                           -------------
                                                                              65,561,219
                                                                           -------------
TEXTILES, APPAREL & FURNITURE - 1.44%
+ Jones Apparel Group .....................................    351,600        10,108,500
                                                                           -------------
                                                                              10,108,500
                                                                           -------------
Total Common Stock (cost $446,948,094) ....................                  673,140,794
                                                                           -------------

                                                             PRINCIPAL
                                                              AMOUNT
                                                           ------------
REPURCHASE AGREEMENTS - 2.39%
With J.P. Morgan Securities 5.20% 10/1/99
   (dated 9/30/99, collateralized by $1,925,000
   U.S. Treasury Notes 6.25% due 10/31/01,
   market value $1,995,167 and $1,219,000
   U.S. Treasury Notes 6.375% due 8/15/02,
   market value $1,247,022 and $1,396,000
   U.S. Treasury Notes 6.50% due 8/31/01,
   market value $1,422,054) ..............................  $4,572,000         4,572,000


                                                        for growth of capital 13



STATEMENT OF NET ASSETS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                           PRINCIPAL            MARKET
                                                            AMOUNT              VALUE
                                                          -----------         ---------
REPURCHASE AGREEMENTS (CONTINUED)
With PaineWebber 5.25% 10/1/99
   (dated 9/30/99, collateralized by $2,406,000
   U.S. Treasury Bills 5.25% due 12/9/99,
   market value $2,384,315 and $547,000 U.S.
   Treasury Notes 6.25% due 1/31/02, market
   value $558,826 and $2,406,000 U.S. Treasury
   Notes 6.375% due 3/31/01, market value
   $2,430,516 and $2,337,000 U.S. Treasury
   Notes 6.625% due 11/30/00, market
   value $2,384,315) ....................................   $7,605,000        $7,605,000
With Prudential Securities 5.21% 10/1/99
   (dated 9/30/99, collateralized by $4,607,000
   U.S. Treasury Notes 6.375% due 9/30/01,
   market value $4,664,244) .............................    4,572,000         4,572,000
                                                                           -------------
Total Repurchase Agreements (cost $16,749,000) ..........                     16,749,000
                                                                           -------------

TOTAL MARKET VALUE OF SECURITIES - 98.33%
   (cost $463,697,094) ...................................................  $689,889,794
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.67% ..................    11,692,730
                                                                           -------------
NET ASSETS APPLICABLE TO 26,662,579 SHARES
   ($0.01 PAR VALUE ) OUTSTANDING - 100.00% ..............................  $701,582,524
                                                                           =============

NET ASSET VALUE - DELAWARE DELCAP FUND CLASS A
   ($649,052,284 / 24,633,233 SHARES) ..........................................  $26.35
                                                                                  ======
NET ASSET VALUE - DELAWARE DELCAP FUND CLASS B
   ($26,940,907 / 1,074,980 SHARES) ............................................  $25.06
                                                                                  ======
NET ASSET VALUE - DELAWARE DELCAP FUND CLASS C
   ($5,944,751 / 233,700 SHARES) ...............................................  $25.44
                                                                                  ======
NET ASSET VALUE - DELAWARE DELCAP FUND INSTITUTIONAL CLASS
   ($19,644,582 / 720,666 SHARES) ..............................................  $27.26
                                                                                  ======

---------------
*  Security is partially or fully on loan.
+  Non-income producing security for the year ended September 30, 1999.


COMPONENTS OF NET ASSETS AT SEPTEMBER 30 1999:
Common stock, $0.01 par value, 1,000,000,000 shares authorized to the Fund with 150,000,000 shares allocated to Delaware
   DelCap Fund Class A, 100,000,000 shares allocated to Delaware
   DelCap Fund Class B, 50,000,000 shares allocated to Delaware
   DelCap Fund Class C, and 50,000,000 shares allocated to
   Delaware DelCap Fund Institutional Class ..............................  $353,366,180
Accumulated net realized gain on investments .............................   122,023,644
Net unrealized appreciation of investments ...............................   226,192,700
                                                                           -------------
Total net assets .........................................................  $701,582,524
                                                                           =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE DELCAP FUND
Net Asset Value Class A (A) ....................................................  $26.35
Sales Charge (5.75% of offering price or 6.11% of the amount invested
   per share) (B) ..............................................................    1.61
                                                                                  ------
Offering price .................................................................  $27.96
                                                                                  ======

------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for the purchases of $50,000 or more.

                             See accompanying notes

14 for growth of capital


DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELAWARE DELCAP FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1999

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ................................................   $1,881,933
Dividends ...............................................    1,641,731
Other income ............................................      461,785       $3,985,449
                                                          ------------

EXPENSES:
Management fees .........................................    5,542,943
Distribution expense ....................................    2,178,340
Dividend disbursing and transfer agent fees
   and expenses .........................................    1,745,842
Accounting and administration ...........................      360,540
Reports and statements to shareholders ..................      138,400
Professional fees .......................................       76,400
Taxes (other than taxes on income) ......................       76,000
Registration fees .......................................       32,500
Custodian fees ..........................................       28,470
Directors' fees .........................................       19,028
Other ...................................................       18,108
                                                          ------------
                                                            10,216,571
Less expenses paid indirectly ...........................      (28,057)
                                                          ------------
Total expenses ..........................................                    10,188,514
                                                                          -------------
NET INVESTMENT LOSS .....................................                    (6,203,065)
                                                                          -------------

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain on investments ........................                   134,801,378
Net change in unrealized appreciation/depreciation
   of investments .......................................                   119,004,716
                                                                          -------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS .......................................                   253,806,094
                                                                          -------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................                  $247,603,029
                                                                          =============



                             See accompanying notes

DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELAWARE DELCAP FUND
STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED            YEAR ENDED
                                                                   9/30/99                9/30/98
                                                                --------------        ---------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment loss ............................................ $ (6,203,065)         $ (7,557,824)
Net realized gain on investments ...............................  134,801,378           141,132,991
Net change in unrealized appreciation/depreciation
   of investments ..............................................  119,004,716          (183,147,362)
                                                                 ------------         -------------
Net increase (decrease) in net assets resulting
   from operations .............................................  247,603,029           (49,572,195)
                                                                 ------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments:
   Class A .....................................................  (97,254,365)         (148,118,430)
   Class B .....................................................   (3,479,402)           (4,236,576)
   Class C .....................................................     (685,495)             (643,676)
   Institutional Class .........................................  (15,667,174)          (23,312,883)
                                                                 ------------         -------------
                                                                 (117,086,436)         (176,311,565)
                                                                 ------------         -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Class A .....................................................  144,292,480           847,916,020
   Class B .....................................................    8,914,905             6,039,997
   Class C .....................................................    2,223,105             1,757,054
   Institutional Class .........................................   20,024,079            18,659,488
Net asset value of shares issued upon reinvestment
   of distributions from net realized gain
   on investments
   Class A .....................................................   88,851,156           133,514,335
   Class B .....................................................    3,346,585             4,037,431
   Class C .....................................................      677,133               631,759
   Institutional Class .........................................   15,667,174            23,312,883
                                                                 ------------         -------------
                                                                  283,996,617         1,035,868,967
                                                                 ------------         -------------
Cost of shares repurchased:
   Class A ..................................................... (258,668,637)         (998,181,334)
   Class B .....................................................   (7,313,282)           (6,363,076)
   Class C .....................................................   (1,292,835)           (1,210,864)
   Institutional Class ......................................... (129,635,573)          (45,867,678)
                                                                 ------------         -------------
                                                                 (396,910,327)       (1,051,622,952)
                                                                 ------------         -------------

Decrease in net assets derived from capital
   share transactions .......................................... (112,913,710)          (15,753,985)
                                                                  -----------         -------------

NET INCREASE (DECREASE) IN NET ASSETS ..........................   17,602,883          (241,637,745)

NET ASSETS:
Beginning of year ..............................................  683,979,641           925,617,386
                                                                 ------------         -------------
End of year .................................................... $701,582,524          $683,979,641
                                                                 ============         =============



                             See accompanying notes
                                                        for growth of capital 15


DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELAWARE DELCAP FUND
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                        DELAWARE DELCAP FUND CLASS A
                                                                  ------------------------------------------------------------------
                                                                           YEAR         YEAR        YEAR        YEAR         YEAR
                                                                           ENDED        ENDED       ENDED       ENDED        ENDED
                                                                          9/30/99      9/30/98     9/30/97     9/30/96      9/30/95
Net asset value, beginning of period ...................................  $22.470      $30.450     $30.740     $28.870     $25.570

Income (loss) from investment operations:
   Net investment loss(1) ..............................................   (0.204)      (0.237)     (0.234)     (0.208)     (0.166)
   Net realized and unrealized gain (loss) on investments ..............    8.014       (1.873)      3.534       5.618       5.296
                                                                         --------     --------    --------    --------    --------
   Total from investment operations ....................................    7.810       (2.110)      3.300       5.410       5.130
                                                                         --------     --------    --------    --------    --------

Less distributions:
   Distributions from net realized gain on investments .................   (3.930)      (5.870)     (3.590)     (3.540)     (1.830)
                                                                         --------     --------    --------    --------    --------
   Total distributions .................................................   (3.930)      (5.870)     (3.590)     (3.540)     (1.830)
                                                                         --------     --------    --------    --------    --------
Net asset value, end of period .........................................  $26.350      $22.470     $30.450     $30.740     $28.870
                                                                         ========     ========    ========    ========    ========

Total return(2) ........................................................    38.64%       (8.28%)     12.44%      21.09%      22.04%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............................. $649,052     $566,734    $770,207    $923,248    $888,571
   Ratio of expenses to average net assets .............................     1.37%        1.40%       1.36%       1.35%       1.37%
   Ratio of net investment loss to average net assets ..................    (0.83%)      (0.92%)     (0.86%)     (0.74%)     (0.67%)
   Portfolio turnover ..................................................      114%         115%        105%         72%         51%



----------------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

16 for growth of capital



FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                       DELAWARE DELCAP FUND CLASS B              DELAWARE DELCAP FUND CLASS C
                                              --------------------------------------------   ---------------------------------------
                                                                                                                           PERIOD
                                                 YEAR     YEAR     YEAR     YEAR     YEAR       YEAR     YEAR     YEAR   11/29/95(1)
                                                 ENDED    ENDED    ENDED    ENDED    ENDED      ENDED    ENDED    ENDED      to
                                                9/30/99  9/30/98  9/30/97  9/30/96  9/30/95    9/30/99  9/30/98  9/30/97   9/30/96
Net asset value, beginning of period .......... $21.680  $29.750  $30.300  $28.680  $25.560     $21.950  $30.050  $30.570  $28.880

Income (loss) from investment operations:
   Net investment loss(2) .....................  (0.367)  (0.408)  (0.418)  (0.400)  (0.340)     (0.369)  (0.411)  (0.421)  (0.359)
   Net realized and unrealized gain (loss)
      on investments ..........................   7.677   (1.792)   3.458    5.560    5.290       7.789   (1.819)   3.491    5.589
                                                -------  -------  -------  -------  -------     -------  -------   ------  -------
   Total from investment operations ...........   7.310   (2.200)   3.040    5.160    4.950       7.420   (2.230)   3.070    5.230
                                                -------  -------  -------  -------  -------     -------  -------   ------  -------

Less distributions:
   Distributions from net realized gain
      on investments ..........................  (3.930)  (5.870)  (3.590)  (3.540)  (1.830)     (3.930)  (5.870)  (3.590)  (3.540)
                                                -------  -------  -------  -------  -------     -------  -------   ------  -------
   Total distributions ........................  (3.930)  (5.870)  (3.590)  (3.540)  (1.830)     (3.930)  (5.870)  (3.590)  (3.540)
                                                -------  -------  -------  -------  -------     -------  -------   ------  -------
Net asset value, end of period ................ $25.060  $21.680  $29.750   30.300  $28.680     $25.440  $21.950  $30.050  $30.570
                                                =======  =======  =======  =======  =======     =======  =======   ======  =======

Total return(3) ...............................   37.67%   (8.92%)  11.64%  20.27%    21.34%      37.65%   (8.89%)  11.64%   20.38%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .... $26,941  $18,470  $20,706  $13,239   $2,710      $5,945   $3,576   $3,385   $1,947
   Ratio of expenses to average net assets ....    2.07%    2.10%    2.06%   2.05%     2.07%       2.07%    2.10%    2.06%    2.05%
   Ratio of net investment loss to average net
      assets ..................................   (1.53%)  (1.62%)  (1.56%) (1.44%)   (1.37%)     (1.53%)  (1.62%)  (1.56%)  (1.44%)
   Portfolio turnover .........................     114%     115%     105%     72%       51%        114%     115%     105%      72%


----------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                        for growth of capital 17



FINANCIAL HIGHLIGHTS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                DELAWARE DELCAP FUND INSTITUTIONAL CLASS
                                                                   -----------------------------------------------------------------
                                                                          YEAR         YEAR        YEAR         YEAR        YEAR
                                                                          ENDED        ENDED       ENDED        ENDED       ENDED
                                                                          9/30/99      9/30/98     9/30/97      9/30/96     9/30/95
Net asset value, beginning of period .................................... $23.070      $31.010     $31.160      $29.130    $25.710

Income (loss) from investment operations:
   Net investment loss(1) ...............................................  (0.131)      (0.160)     (0.152)      (0.123)    (0.091)
   Net realized and unrealized gain (loss) on investments ...............   8.251       (1.910)      3.592        5.693      5.341
                                                                         --------     --------    --------     --------   --------
   Total from investment operations .....................................   8.120       (2.070)      3.440        5.570      5.250
                                                                         --------     --------    --------     --------   --------

Less distributions:
   Distributions from net realized gain on investments ..................  (3.930)      (5.870)     (3.590)      (3.540)    (1.830)
                                                                         --------     --------    --------     --------   --------
   Total distributions ..................................................  (3.930)      (5.870)     (3.590)      (3.540)    (1.830)
                                                                         --------     --------    --------     --------   --------
Net asset value, end of period .......................................... $27.260      $23.070     $31.010      $31.160    $29.130
                                                                         ========     ========    ========     ========   ========

Total return(2) .........................................................   39.08%       (7.99%)     12.75%       21.44%     22.45%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .............................. $19,645      $95,200    $131,319     $178,197   $129,378
   Ratio of expenses to average net assets ..............................    1.07%        1.10%       1.06%        1.05%      1.07%
   Ratio of net investment loss to average net assets ...................   (0.53%)      (0.62%)     (0.56%)      (0.44%)    (0.37%)
   Portfolio turnover ...................................................     114%         115%        105%          72%        51%


----------------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

18 for growth of capital


DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELAWARE DELCAP FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

Delaware Group Equity Funds IV, Inc. - (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland Corporation and offers two series, the Delaware DelCap Fund and the Delaware Diversified Growth Fund. These financial statements and related notes pertain to the Delaware DelCap Fund (the "Fund"). The Fund offers four classes of shares. The DelCap Fund A Class carries a front-end sales charge of 5.75%. The Delaware DelCap Fund B Class carries a back-end sales charge. The Delaware DelCap Fund C Class carries a level load deferred sales charge and Delaware DelCap Fund Institutional Class has no sales charge.

The investment objective of the Fund is to seek long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $17,205 for the year ended September 30, 1999. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $10,852 for the year ended September 30, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
Commencing April 1, 1999 and in accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on the average daily net assets in excess $2,500 million. Prior to April 1, 1999, the Fund paid DMC an annual fee which was calculated at the rate of 0.75% of average daily net assets, less the fees paid to the unaffiliated directors. At September 30, 1999, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $92,656.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, administration and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At September 30, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $5,947.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. At September 30, 1999, the Fund had a liability for distribution fees and other expenses payable to DDLP of $3,966.

For the year ended September 30, 1999, DDLP earned $73,680 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended September 30, 1999, the Fund made purchases of $810,707,709 and sales of $1,014,678,879 of investment securities other than U.S. government securities and temporary cash investments.

At September 30, 1999, net unrealized appreciation for federal income tax purposes aggregated $224,236,382 of which $242,840,656 related to unrealized appreciation of securities and $18,604,274 related to unrealized depreciation of securities. At September 30, 1999, the aggregate cost of securities for federal income tax purposes was $465,653,412.

                                                        for growth of capital 19



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                        YEAR          YEAR
                                                        ENDED         ENDED
                                                       9/30/99       9/30/98
                                                     -----------   -----------
Shares sold:
   Class A .........................................  6,028,222     32,840,217
   Class B .........................................    377,577        239,372
   Class C .........................................     93,619         70,658
   Institutional Class .............................    810,624        707,764

Shares issued upon reinvestment of distributions
  from net realized gain on investments:
   Class A .........................................  4,119,153      5,523,116
   Class B .........................................    162,175        172,245
   Class C .........................................     32,338         26,623
   Institutional Class .............................    703,826        942,315
                                                    -----------    -----------
                                                     12,327,534     40,522,310
                                                    -----------    -----------

Shares repurchased:
   Class A .........................................(10,732,226)   (38,439,982)
   Class B .........................................   (316,808)      (255,596)
   Class C .........................................    (55,180)       (47,001)
   Institutional Class ............................. (4,920,826)    (1,757,200)
                                                    -----------    -----------
                                                    (16,025,040)   (40,499,779)
                                                    -----------    -----------
Net increase (decrease) ............................ (3,697,506)        22,531
                                                    ===========    ===========

5. Line of Credit
The Fund has a committed line of credit for $31,900,000. No amount was outstanding at September 30, 1999, or at any time during the fiscal year.

6. Securities Lending
The Fund may participate, along with other funds in the Delaware Investments Family of Funds, in a Security Lending Agreement ("Lending Agreement"). Security Loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of the securities. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top tiers by Standard & Poor's Rating Group or Moody's Investor Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at September 30, 1999 were $108,823,759 and $110,852,441, respectively. Net Income from securities lending was $461,785 and is included in other income on the Statements of Operations.


7. Tax Information (unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 1999, each Fund designates as long term capital gains, ordinary income, and tax-exempt income distributions paid during the year as follows:

                     LONG TERM          ORDINARY          TAX         TOTAL
                    CAPITAL GAINS        INCOME          EXEMPT    DISTRIBUTIONS
FUND                DISTRIBUTIONS     DISTRIBUTIONS     INTEREST    (TAX BASIS)
-----------         -------------     -------------     --------   -------------
DelCap Fund              100%              --              --          100%

20 for growth of capital


DELAWARE GROUP EQUITY FUNDS IV, INC. - DELAWARE DELCAP FUND

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP EQUITY FUNDS IV, INC. - DELAWARE DELCAP FUND

We have audited the accompanying statement of net assets of Delaware Group Equity Funds IV, Inc. - Delaware DelCap Fund (the "Fund") as of September 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds IV, Inc. - Delaware DelCap Fund at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                            /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
November 8, 1999

THIS ANNUAL REPORT IS FOR THE INFORMATION OF DELAWARE DELCAP FUND SHAREHOLDERS, BUT IT may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware DelCap Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors                                 Affiliated Officers

WAYNE A. STORK                                     RICHARD J. FLANNERY
Chairman                                           Executive Vice President and
Delaware Investments Family of Funds               General Counsel
Philadelphia, PA                                   Delaware Investments Family
                                                   of Funds
WALTER P. BABICH                                   Philadelphia, PA
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA                                BRUCE D. BARTON
                                                   President and Chief Executive
DAVID K. DOWNES                                    Officer
President and Chief Executive Officer              Delaware Distributors, L.P.
Delaware Investments Family of Funds               Philadelphia, PA
Philadelphia, PA
                                                   ERIC E. MILLER
JOHN H. DURHAM                                     Senior Vice President,
Private Investor                                   Secretary
Horsham, PA                                        and Deputy General Counsel
                                                   Delaware Investments Family
ANTHONY D. KNERR                                   of Funds
Consultant, Anthony Knerr & Associates             Philadelphia, PA
New York, NY
                                                   photo of globes
ANN R. LEVEN
Treasurer, National Gallery of Art                 directors
Washington, DC                                     & officers

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Retired
Fredericksburg, VA

JAN L. YEOMANS
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota

--------------------------------------------------------------------------------
INVESTMENT MANAGER                            SHAREHOLDER SERVICING,
Delaware Management Company                   DIVIDEND DISBURSING
Philadelphia, Pennsylvania                    AND TRANSFER AGENT
                                              Delaware Service Company, Inc.
INTERNATIONAL AFFILIATE                       Philadelphia, Pennsylvania
Delaware International Advisers Ltd.
London, England                               1818 Market Street
                                              Philadelphia, PA 19103-3682
NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

(photo of globes)

When used with prospective investors, this report must be preceded or accompanied by a current Delaware Delcap Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com


DELAWARE(SM)
INVESTMENTS
------------------------
Philadelphia [ ] London



Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(2280) J5245
AR-016[9/99]PPL11/99